UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 26, 2005
                                                          -------------


                                  ICEWEB, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27865                 13-2640971
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         205 Van Buren Street, Herndon, Virginia             20170
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)


         Registrant's telephone number, including area code 703-964-8000
                                                            ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On July 26, 2005 and in connection with the review of the Company's Registration Statement on Form SB-2 filed with the SEC at that time, the Company determined that the appropriate accounting treatment for certain common stock purchase warrants as part of a preferred stock agreement with a private investment company should reflect a constructive dividend in the amount of $1,000,000 due to the beneficial conversion feature of the convertible preferred stock. Specifically, the Company sold 1,666,667 shares of Series A Convertible Preferred Stock and in connection with the preferred stock issuance, the Company also issued its A Common Stock Purchase Warrants to purchase 2,000,000 shares of common stock at $2.00 per share, its B Common Stock Purchase Warrants to purchase 1,250,000 shares of common stock at $4.80 per share and its C Common Stock Purchase Warrants to purchase 1,250,000 of common stock at $9.60 per share. All the warrants expire on March 30, 2010. As reflected in its previous report on Form 10-QSB for the quarter ended March 31, 2005, the Company was amortizing the beneficial conversion feature over a five-year term. As a result of the Company recording an immediate $1,000,000 stock dividend associated with the warrant issuances, earnings (loss) per share for the six months ended March 31, 2005 will be restated from $(.06) per share to $(.24) per share, and for the three months ended March 31, 2005 from $.01 to a loss of $(.17) per share. Accordingly, the Company's financial statements for the quarterly period ended March 31, 2005 should no longer be relied upon.

         The issues associated with the treatment of the common stock purchase warrants were discussed with the Company's independent registered public accounting firm by its officers in connection with the filing of the form SB-2 Registration Statement.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ICEWEB, INC.


Date:  August 4, 2005                   By: /s/ John R. Signorello
                                            ----------------------
                                            John R. Signorello
                                            Chairman and CEO


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